Exhibit 99.1
Aspen Insurance Holdings Limited July 31, 2008 Q2 2008 Earnings Conference Call AHL: NYSE

Safe Harbor Disclosure This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm. Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains, and Aspen's earnings conference call will contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," "estimate," "may," "continue," "guidance," and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the impact of deteriorating credit environment created by the sub- prime crisis and global credit crunch; a decline in the value of our investment portfolio or a rating downgrade of the securities in our portfolio; Aspen's reliance on loss reports received from cedants and loss adjustors; Aspen's reliance on industry loss estimates and those generated by modeling techniques; any changes in Aspen's reinsurers' credit quality; changes in assumptions on flood damage exclusions as a result of prevailing lawsuits and case law; the amount and timing of reinsurance recoverables and reimbursements actually received by Aspen from its reinsurers; the impact that our future operating results, capital position and rating agency and other considerations have on the execution of any capital management initiatives; our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; the impact of any capital management activities on our financial condition; the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events than our underwriting, reserving or investment practices have anticipated; evolving interpretive issues with respect to coverage after major loss events; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of Aspen's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage, which may affect our decision to purchase such coverage; the reliability of, and changes in assumptions to, catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's, A.M. Best Company or Moody's Investors Service; changes in general economic conditions including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the number and type of insurance and reinsurance contracts that we wrote at the January 1st and other renewal periods in 2008 and the premium rates available at the time of such renewals within our targeted business lines; increased competition on the basis of pricing, capacity, coverage terms or other factors; decreased demand for Aspen's insurance or reinsurance products and cyclical downturn of the industry; changes in governmental regulations, interpretations or tax laws in jurisdictions where Aspen conducts business; proposed and future changes to insurance laws and regulations, including with respect to U.S. state- and other government-sponsored reinsurance funds and primary insurers; Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by insurance regulators and prosecutors. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 29, 2008. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen's ultimate losses will remain within the stated amount. 2

Financial Highlights: Q2 2008 3 Quarter Ended June 30 2008 2007 Change Gross Written Premiums 528.8 503.5 5.0%) Net Written Premiums 506.0 418.5 20.9%) Net Earned Premiums 397.3 451.2 (11.9)% Underwriting Income 86.9 52.4 65.8%) Net Investment Income 70.5 78.8 (10.5)% Net Income after tax $126.9 $114.7 10.6%) Financial Ratios: Loss Ratio 47.4% 60.5% Expense Ratio 30.8% 27.9% Combined Ratio 78.2% 88.4% Annualized ROE 21.2% 19.7% Book Value per Share $29.84 $24.44 22.1%) Operating EPS $1.44 $1.14 26.3%) (US$ in millions, except per share data)

Financial Highlights: H1 2008 4 Period Ended June 30 2008 2007 Change Gross Written Premiums 1,125.0 1,140.0 (1.3)% Net Written Premiums 1,025.6 973.6 5.3%) Net Earned Premiums 788.9 890.2 (11.4)% Underwriting Income 144.1 142.9 0.8%) Net Investment Income 109.6 146.3 (25.1)% Net Income after tax $208.1 $236.6 (12.1)% Financial Ratios: Loss Ratio 50.1% 55.9% Expense Ratio 31.6% 28.0% Combined Ratio 81.7% 83.9% Annualized ROE 16.6% 21.1% Operating EPS $2.23 $2.40 (7.1)% (US$ in millions, except per share data)

Financial Highlights: Group Summary Q2 2008 5 Underwriting Expenses 273 82 44 399 65 57 310 188 0 200 400 600 Losses & Loss Expenses Acquisition Exp General & Admin Expenses Total Underwriting Expenses $ms 2007 Q2 2008 Q2 Income Contribution 52 79 87 71 0 40 80 120 Underwriting Income Net Investment Income $ms 2007 Q2 2008 Q2 Income 131 115 95 149 127 107 0 40 80 120 160 200 Income Before Tax Income After Tax Retained Income $ms 2007 Q2 2008 Q2 Underwriting Revenues 504 85 419 451 529 23 506 397 0 200 400 600 GWP Premiums Ceded NWP NEP $ms 2007 Q2 2008 Q2

Financial Highlights: Group Summary H1 2008 GWP Premiums Ceded NWP NEP 2007 H1 1140 166.4 973.6 890.2 2008 H1 1125 99.4 1025.6 788.9 Operating Income Before Tax Income Before Tax Income After Tax Retained Income 2007 H1 275.2 278.3 236.6 196.3 2008 H1 243.6 244.7 208.1 168.5 Underwriting Income Net Investment Income 2007 H1 142.9 146.3 2008 H1 144.1 109.6 Losses & Loss Expenses Acquisition Exp General & Admin Expenses Total Underwriting Expenses 2007 H1 498.2 159.4 89.7 747.3 2008 H1 395.5 141.4 107.9 644.8 6

Key Performance Metrics: Q2 2008 7 Ratio Anlaysis 60 18 10 88 17 14 78 47 0 20 40 60 80 100 Loss Ratio Acquisition Expense Ratio Operating Expense Ratio Combined Ratio % 2007 Q2 2008 Q2 Revenues 451 64 15 397 60 11 -100 0 100 200 300 400 500 Net Earned Premium Investment Income ex FOHF Funds of Hedge Funds $millions 2007 Q2 2008 Q2

Key Performance Metrics: H1 2008 8 Ratio Analysis 56 18 10 84 18 14 82 50 0 20 40 60 80 100 Loss Ratio Acquisition Expense Ratio Operating Expense Ratio Combined Ratio % 2007 H1 2008 H1 Revenues 890 122 25 789 116 -6 100 300 500 700 900 Net Earned Premium Investment Income ex FOHF Funds of Hedge Funds $millions 2007 H1 2008 H1

Results by Business Segment: Q2 2008 9 ^ 2007 Q2 ^ 2008 Q2 GWP 190 79 199 35 170 57 259 43 0 50 100 150 200 250 300 Property Re Casualty Re International Insurance US Insurance $ms 33 7 18 44 7 34 2 -10 0 10 20 30 40 50 60 Property Re Casualty Re International Insurance US Insurance $ms -6 ^ 2007 Q2 ^ 2008 Q2 Underwriting Income

Results by Business Segment: H1 2008 10 GWP 382 303 384 71 355 239 458 73 0 100 200 300 400 500 600 Property Re Casualty Re International Insurance US Insurance $ms 80 23 44 -4 90 12 41 1 -20 0 20 40 60 80 100 120 Property Re Casualty Re International Insurance US Insurance $ms ^ 2007 H1 ^ 2008 H1 ^ 2007 H1 ^ 2008 H1 Underwriting Income

Growth in ROE and Diluted Book Value Per Share Compounded Annual Growth Rate in BVPS over last 9 quarters of 18.8% 11 (*) Note: See Aspen's quarterly financial supplement for a reconciliation of diluted book value per share to basic book value per share and a reconciliation of average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm 2006 2007 2008 12.5% 20.4% 18.0% 22.4% 22.9% 20.4% 20.2% 22.8% 12.8% 20.4% 10% 12% 14% 16% 18% 20% 22% 24% 26% 28% 30% Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 ROE % 10 12 14 16 18 20 22 24 26 28 30 $ Diluted B/V Per Share Annualised ROE Diluted BV Per Share*

Portfolio Credit Ratings (as at June 30, 2008) Aggregate Investment Portfolio Asset Class Allocation 80% of Portfolio 'AA' or Better, Overall Fixed Income 'AA+' 12 * Govt rated securities includes GNMAs that are classified as "MBS" at left; Agency rated securities include Agency issued mortgage backed securities that are classified as "MBS" at left. 6% 21% 25% 4% 9% 16% 18% 6% 22% 27% 4% 9% 14% 19% 0% 5% 10% 15% 20% 25% 30% Govt Agency MBS Corp ABS FOHF Cash/ST Dec 2007 June 2008 Govt*, 15% Agency*, 22% AAA, 34% AA, 8% A, 10% BBB, 2% FOHF, 9%

13 Fixed Income Book Yield Active management of interest rate cycle resulting in stable fixed income book yield 3.0% 3.5% 4.0% 4.5% 5.0% Q404 Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Fixed Income

Cumulative Return for Aspen's FOHF Investments 14 -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% Apr-06 May-06 Jun-06 Jul-06 Aug-06 Sep-06 Oct-06 Nov-06 Dec-06 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 HFRI FOF: Conservative Index Lehman Agg S&P500 Aspen FOHF weighted

2008 Guidance ROE of 13% - 16% (assuming normal loss experience) 15 Guidance February 7, 2008 Guidance May 1, 2008 Guidance July 31, 2008 GWP $1.8 billion +- 5% $1.8 billion +- 5% $1.8 billion +- 5% % Premium Ceded 8% - 10% of GEP 8% - 10% of GEP 8% - 10% of GEP Combined Ratio 88% - 93% 88% - 93% 88% - 93% Net Investment Income on Fixed Income Securities, Short term Investments and Funds of Hedge Funds $290 - $320 million $250 - $285 million $230 - $265 million Net Return on Fixed Income and Short term Investments $240 - $255 million $230 - $245 million Net Return on Investments in Funds of Hedge Funds $10 - $30 million $0 - $20 million Tax Rate 13% to 16% 13% to 16% 13% to 16% Assumed Cat-Load $135 million $135 million $115 million

Business Performance and Market Outlook


Performance
1
Absolute Pricing
2
Relative Price
Movement
3
Terms & Conditions
4
Volume change
5
Absolute Scale
6
Outlook
7
Q1
Q2
Property Reinsurance
Catastrophe
Risk Excess
Pro Rata
Facultative
Casualty Reinsurance
International
US
Facultative
International Insurance
Specialty Reinsurance
Aviation
Energy PD
Marine Hull
MEC Liability
UK Property
UK Liability
Professional Liability
Excess Casualty
Political Risk
Financial Institutions
US Insurance
Property E&S
Casualty E&S

1 - Rolling ROE for the last four quarters from 2008 Q1
2 - Ratio of Actual to Technical (or modelled) price
3 - Relative Price Movement for all renewed contracts for YTD 30/04/2008
4 - Terms and Conditions
5 – Comparison of 2007 actual premium to 2008 plan premium
6 - 2008 Plan PAT figure (in $m)
7 - Outlook

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Business Performance and Market Outlook: Key

Key	Performance	Absolute Pricing	Relative Price Movement	Terms and Conditions	Volume change	Absolute Scale	Outlook
	1	2	3	4	5	6	7
	Excellent	Excellent	Significantly Up	Excellent	Significantly Up	Very significant	Excellent
	Good	Good	Up	Good	Up	Significant	Good
	Satisfactory	Satisfactory	Flat	Satisfactory	Flat	Medium	Satisfactory
	Of Concern	Of Concern	Down	Of Concern	Down	Small	Of Concern
	Unsatisfactory	Unsatisfactory	Significantly Down	Unsatisfactory	Significantly Down	Very Small	Unsatisfactory

AHL: NYSE

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